UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	June 12, 2012

Cazador Acquisition Corporation Ltd.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-34887	98-0668024
(State or other jurisdiction of incorporation)	(Commission (File Number)	(I.R.S. Employer Identification No.)

BBVA Building, P1 254 Muñoz Rivera Avenue San Juan, Puerto Rico	00918
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(787) 993-9650

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On June 12, 2012, Cazador Acquisition Corporation Ltd. (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Net Element, Inc., a Delaware corporation (“Net Element”). Subject to the terms and conditions of the Merger Agreement, the Net Element will merge (the “Merger”) with and into the Company, resulting in Net Element’s ceasing to exist and the Company continuing as the surviving company in the Merger (the “Surviving Company”). The Merger is intended to qualify as a tax-free reorganization. The Company is a blank check company whose ordinary shares and warrants are listed on The NASDAQ Capital Market. The Company was incorporated on April 2, 2010 for the purpose of effecting a merger, share capital exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more operating businesses or assets. Net Element develops and operates online media websites in the film, motorsport and emerging music talent markets, and is developing additional sites and services in these markets as well as the legal information and peer-to-peer application markets. Shares of Net Element’s common stock are currently quoted on the OTCQB electronic quotation system under the symbol “NETE.”

Following the Merger, the Surviving Company is expected to retain Net Element’s ticker symbol “NETE” upon Nasdaq’s approval of the Company’s listing application, and as promptly as practicable after the effective time of the Merger, the Surviving Company intends to change its name to “Net Element International, Inc.”

Consideration

At the effective time of the Merger, each share of common stock of the Net Element (“Net Element Shares”) issued and outstanding immediately prior to the effective time of the Merger (other than Net Element Shares held by the Net Element as treasury stock or by any of its direct or indirect wholly-owned subsidiaries, which will be cancelled at the effect time of the Merger, and Net Element Shares with respect to which appraisal rights, to the extent available under the Delaware General Corporation Law (“DGCL”), are properly exercised and not withdrawn) will be cancelled and converted into the right to receive 1/40 (or 0.025) of an ordinary share of the Company (“Company Shares”) (in other words, subject to stockholders properly exercising appraisal rights, to the extent available under the DGCL, every 40 issued and outstanding Net Element Shares will be converted into one Company Share in the Merger). However, to the extent a holder of Net Element Shares would receive fewer than 100 Company Shares as a result of this exchange ratio, the Company will have the right, exercisable in its sole and absolute discretion, to issue in the Merger an additional number of Company Shares to bring such holder’s aggregate Company equity holdings to 100 Company Shares. No fractional Company Shares will be issued in the Merger; instead, the Company will issue one Company Share to the holder of any Net Element Shares that would otherwise be entitled to receive a fraction of a Company Share.

Conditions to Consummation of the Merger

Consummation of the Merger is subject to a number of conditions, including, among others: (i) that a registration statement on Form S-4 (the “Registration Statement”) registering the Company Shares to be issued to Net Element’s shareholders pursuant to the Merger must have been declared effective by the Securities and Exchange Commission (the “SEC”); (ii) the Merger Agreement must have been approved and adopted by the requisite number of Net Element stockholders; (iii) the Merger Agreement must have been approved and adopted by the requisite number of Net Element’s shareholders; (iv) the Company must have completed its conversion into a Delaware corporation; (v) the Company Shares to be issued to Net Element’s shareholders pursuant to the Merger must have been approved for listing on The NASDAQ Capital Market; (vi) the Company must have at least $23,500,000 in cash held in its trust account immediately after the effective time of the Merger (after giving effect to payment of all of the Company’s shareholders who exercise their redemption rights under the Company’s organizational documents); (vii) all notes and payables of Net Element and/or its subsidiaries owed to the Net Element’s Chairman and Chief Executive Officer, Mike Zoi, or any of his affiliates, that are outstanding as of the closing of the transactions under the Merger Agreement must be repaid immediately after the effective time of the Merger; (viii) the Company must have received satisfactory evidence of the termination of the Shareholder Rights Agreement, dated February 24, 2012, among Mark Global Corporation, Kenges Rakishev, Mike Zoi, TGR Capital, LLC, MZ Capital, LLC (Delaware), MZ Capital, LLC (Florida), Enerfund, LLC and Net Element; and (ix) other customary closing conditions.

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Representations, Warranties and Covenants

The Company and Net Element have made customary representations, warranties and covenants in the Merger Agreement, including, among others, covenants (i) to prepare and file with the SEC a joint proxy statement/prospectus (which will be included in the Registration Statement); (ii) to call and hold shareholder meetings of the Company and Net Element as soon as practicable after the date on which the Registration Statement becomes effective for the purpose of voting upon the approval and adoption of the Merger Agreement and, in the case of the Company, the conversion of the Company into a Delaware corporation; (iii) that, except as described in the following paragraph, the Board of Directors of the Company (the “Company Board”) and the Board of Directors of Net Element (the “Net Element Board”) will not withdraw or modify, or propose to withdraw or modify, in a manner adverse to the other party, its approval or recommendation of the Merger Agreement or the Merger; and (iv) to use reasonable efforts to consummate the Merger. From the date of the Merger Agreement until the effective time of the Merger, the Net Element has agreed to conduct, and to cause its subsidiaries to conduct, their business in the ordinary course and in a manner consistent with past practice and to use reasonable efforts to keep available the services of their current officers, employees and consultants and to preserve their relationships with customers, suppliers and others with which they have significant business relations. From the date of the Merger Agreement until the earlier of the termination of the Merger Agreement or the effective time of the Merger, the Company has agreed not to take any action that would reasonably be likely to prevent, interfere with or materially delay the Merger.

Net Element has agreed not to solicit or take any action to facilitate any inquiries or the making of any proposal or offer that constitutes, or may reasonably be expected to lead to, any Competing Transaction (as defined in the Merger Agreement), and it must notify the Company if any proposal or offer regarding a Competing Transaction is made. However, if an unsolicited, written, bona fide proposal or offer regarding a Competing Transaction is made that the Net Element Board determines is a Superior Proposal (as defined in the Merger Agreement), then Net Element may, under certain circumstances, furnish information to and enter into discussions with the person who has made that proposal or offer. In the event that an unsolicited, written, bona fide proposal or offer regarding a Competing Transaction is made that the Net Element Board determines is a Superior Proposal, then under certain circumstances the Net Element Board may withdraw or modify, or propose to withdraw or modify, in a manner adverse to the Company, its approval or recommendation of the Merger Agreement and the Merger, and the Net Element Board may recommend the Superior Proposal, provided that Net Element in any such event must still call and hold a meeting of its shareholders for the purpose of voting upon the approval and adoption of the Merger Agreement. Prior to a withdrawal or modification of the recommendation by the Net Element Board due to a Superior Proposal, Net Element must provide the Company with at least five business days’ prior notice of its intention to take such actions, and thereby provide the Company with an opportunity within such five business days to make a new offer. The Company Board may withdraw or modify, or propose to withdraw or modify, in a manner adverse to Net Element, its approval or recommendation of the Merger Agreement and the Merger in certain circumstances if the Company Board determines that it is required to make a change in its recommendation to comply with its fiduciary duties to the Company and its shareholders under applicable law.

Termination of the Merger Agreement

The Merger Agreement may be terminated in certain customary circumstances, including, but not limited to: (i) by the Company if the Net Element Board withdraws, modifies or changes its approval or recommendation of the Merger Agreement and the Merger in a manner adverse to the Company; (ii) by either the Company or Net Element if the Merger does not occur on or before October 14, 2012; (iii) by either the Company or Net Element if the Merger Agreement fails to receive the requisite vote for approval and adoption at the meeting of shareholders of either the Company or Net Element; or (iv) subject to certain cure rights, by either the Company or Net Element in the event of a breach of any representation, warranty, covenant or agreement under the Merger Agreement by the other party. The Merger Agreement provides that all expenses incurred in connection with the Merger Agreement and the Merger will be paid by the Surviving Company, except that if the Merger is not consummated then each party will pay its own expenses. However, Mike Zoi, through Enerfund, LLC (of which Mr. Zoi is the sole and managing member), has paid, on behalf of the Company, $150,000 of the Company ‘s legal fees in connection with the Merger Agreement and the Merger and has agreed to pay, on behalf of the Company, additional legal fees of the Company up to a maximum of $250,000 if the Merger is not consummated or is otherwise terminated or abandoned.

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Treatment of Options and Other Derivative Securities

Immediately prior to the effective time of the Merger, all outstanding shares of unvested restricted stock of Net Element will accelerate and become fully vested and, at the effective time of the Merger, such shares will be cancelled and converted into the right to receive Company Shares on the same basis as other issued and outstanding Net Element Shares as described above. Immediately prior to the effective time of the Merger, all outstanding convertible debt instruments of Net Element will be converted into Net Element Shares pursuant to the terms of such instruments and, at the effective time of the Merger, such shares will be cancelled and converted into the right to receive Company Shares on the same basis as other issued and outstanding Net Element Shares as described above. Immediately prior to the effective time of the Merger, all outstanding Net Element stock options and warrants (collectively, “ Net Element Convertible Securities”) will accelerate and become fully vested and exercisable (to the extent that they are unvested). If the Net Element Convertible Securities are “in-the-money” (meaning that the exercise price is lower than the product obtained by multiplying the price of a Company Share as of the close of The NASDAQ Capital Market on the day immediately prior to the closing date under the Merger Agreement by 0.025 (the “Cashless Share Price”)), then, immediately prior to the effective time of the Merger, they will be terminated and exercised into the number of Net Element Shares that would have been issuable if the Net Element Convertible Securities were exercised on a cashless basis based on the Cashless Share Price, and, at the effective time of the Merger, such shares will be cancelled and converted into the right to receive Company Shares on the same basis as other issued and outstanding Net Element Shares as described above. More specifically, each Net Element Convertible Security that is “in-the-money” will be exercised into a number of Net Element Shares equal to the quotient obtained by dividing [(Cashless Share Price - B) * X] by the Cashless Share Price, where B equals the exercise price of such Net Element Convertible Security, and X equals the number of Net Element Shares that would be issuable upon exercise of such Net Element Convertible Security if such exercise were by means of a cash exercise rather than a cashless exercise. Any Net Element Convertible Securities that are “out-of-the-money” (meaning that the exercise price is equal to or higher than the Cashless Share Price) will be cancelled at the effective time of the Merger and no consideration will be delivered in exchange therefor; provided that, with respect to Net Element “out-of-the-money” stock options that were granted to employees under the 2011 Equity Incentive Plan of Net Element in lieu of cash compensation in connection with compensation reductions previously implemented by Net Element, employees will have the right to be paid the amount of cash compensation that was previously foregone in connection with the compensation reductions. With respect to Net Element “in-the-money” stock options that were granted to employees under the 2011 Equity Incentive Plan of Net Element in lieu of cash compensation in connection with compensation reductions previously implemented by Net Element, employees of Net Element will be given a choice to, immediately prior to the effective time of the Merger, either (i) exercise such stock options on a cashless basis as described above or (ii) cancel all of such stock options and be paid the amount of cash compensation that was previously foregone in connection with the compensation reductions.]

Post-Closing Directors and Officers

The Company agreed to take such actions as may be necessary to cause each of the following persons to be appointed to the Company Board as of the effective time of the Merger, to serve until the next annual election of directors of Cazador: Mike Zoi (as Non-Executive Chairman), Francesco Piovanetti, Dmitry Kozko, Kenges Rakishev, James Caan, David P. Kelley and Felix Vulis. In addition, the Company agreed to take such actions as may be necessary to cause each of the following persons to be elected as officers of the Company effective immediately after the closing under the Merger Agreement: Francesco Piovanetti, Chief Executive Officer; Dmitry Kozko, President; Alberto Hernandez, Chief Operating Officer; Curtis Wolfe, Secretary; Jonathan New, Chief Financial Officer; Richard Lappenbusch, Executive Vice President and Chief Strategic Officer and Ivan Onuchin, Chief Technology Officer.

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1. The Merger Agreement has been incorporated herein by reference to provide information regarding the terms of the Merger Agreement and is not intended to modify or supplement any factual disclosures about the Company or Net Element in any public reports filed with the SEC by the Company or Net Element. In particular, the assertions embodied in the representations and warranties contained in the Merger Agreement are qualified by information in confidential disclosure schedules provided by the Company to Net Element and by Net Element to the Company in connection with the signing of the Merger Agreement. These disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Merger Agreement. Moreover, certain representations and warranties in the Merger Agreement were used for the purpose of allocating risk between the Company and Net Element, rather than establishing matters of fact. Accordingly, the representations and warranties in the Merger Agreement may not constitute the actual state of facts about the Company or Net Element. The representations and warranties set forth in the Merger Agreement may also be subject to a contractual standard of materiality different from that generally applicable under federal securities laws.

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Disclaimer

This current report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. No offer or sale of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Additional Information

In connection with the proposed Merger, the Company and Net Element will prepare and file with the SEC a joint proxy statement/prospectus (which will be included in the Registration Statement). When completed, a definitive joint proxy statement/prospectus and a form of proxy will be mailed to the shareholders of the Company and the shareholders of Net Element. Before making any voting decision, stockholders are urged to read the joint proxy statement/prospectus carefully and in its entirety because it will contain important information about the proposed Merger. Shareholders will be able to obtain, without charge, a copy of the joint proxy statement/prospectus and other relevant documents filed with the SEC when they become available through the SEC’s website at http://www.sec.gov. Shareholders will also be able to obtain, without charge, a copy of the joint proxy statement/prospectus and other relevant documents when they become available by contacting the Company at BBVA Building, P1, 254 Muñoz Rivera Avenue, San Juan, Puerto Rico, 00918, telephone number (787) 993-9650, Attn: Jorge De Jesus, or from the Company’s website at http://www.cazador1.com.

Forward-Looking Statements

This report contains forward-looking statements that reflect the Company’s and Net Element’s current beliefs, expectations or intentions regarding future events. Any statements contained in this report that are not statements of historical fact may be deemed forward-looking statements. Words such as “may,” “will,” “could,” “should,” “expect,” “proposed,” “contemplated,” “plan,” “project,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “pursue,” “target,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, the Company’s and Net Element’s expectations with respect to the Surviving Company’s plans, objectives, expectations and intentions with respect to future operations; approval and adoption of the Merger Agreement by the requisite number of stockholders; the satisfaction of closing conditions to the proposed transaction; and the timing of the completion of the proposed transaction. All forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the forward-looking statements, many of which are generally outside the control of the Company and Net Element and are difficult to predict. Examples of such risks and uncertainties include, but are not limited to: (i) the failure of the Merger to close for any reason; (ii) general business and economic conditions; (iii) the performance of financial markets; (iv) risks relating to the consummation of the contemplated Merger, including the risk that required stockholder approval and regulatory agencies might not be obtained in a timely manner or at all or that other closing conditions are not satisfied; (v) the impact of the Merger on the markets for the Surviving Company’s products and services; (vi) the employees of the Company and Net Element not being combined and integrated successfully; (vii) operating costs and business disruption following the Merger, including adverse effects on employee retention and on the Net Element’s business relationships with third parties; (viii) the inability of the Surviving Company following the closing of the Merger to meet Nasdaq’s listing requirements; and (ix) the future performance of the Surviving Company following the closing of the Merger. Additional factors that could cause actual results to differ materially from those expressed or implied in the forward-looking statements can be found in the most recent annual report on Form 10-K and the subsequently filed quarterly reports on Form 10-Q and current reports on Form 8-K filed by each of the Company and Net Element with the SEC. Each of the Company and Net Element anticipate that subsequent events and developments may cause their views and expectations to change. Neither the Company nor Net Element assumes any obligation, and they specifically disclaim any intention or obligation, to update any forward-looking statements, whether as a result of new information, future events or otherwise.

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Participants in the Solicitation

The Company and Net Element and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about the Company’s directors and executive officers is set forth in the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2011. Information about Net Element’s directors and executive officers is set forth in Net Element’s annual report on Form 10-K for the fiscal year ended December 31, 2011. Additional information regarding the interests of such potential participants in the Merger, which may be different than those of the Company’s shareholders and/or Net Element’s shareholders generally, will be included in the joint proxy statement/prospectus and other relevant documents filed with the SEC when they become available.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of June 12, 2012, between Cazador Acquisition Corporation Ltd. and Net Element, Inc.*
*	Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish supplementally copies of any of the omitted schedules and exhibits upon request by the SEC.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAZADOR ACQUISITION CORPORATION LTD.

By:	/s/ Francesco Piovanetti
Name: Francesco Piovanetti Title: Chairman, Chief Executive Officer, Chief Financial Officer and President

Date: June 13, 2012

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EXHIBIT INDEX

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of June 12, 2012, between Cazador Acquisition Corporation Ltd. and Net Element, Inc.*
*	Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish supplementally copies of any of the omitted schedules and exhibits upon request by the SEC.

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